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                                                                  EXHIBIT 10.3.1

                                 FIRST AMENDMENT
                                       TO
                       MONITORING AND OVERSIGHT AGREEMENT


         THIS FIRST AMENDMENT TO MONITORING AND OVERSIGHT AGREEMENT (this "Amendment") is made and entered into effective as of March 30, 2001 among Home Interiors & Gifts, Inc., a Texas corporation (together with its successors, the "Company"), Dallas Woodcraft, Inc., a Texas corporation (together with its successors, "Woodcraft"), GIA, Inc., a Nebraska corporation (together with its successors, "GIA"), Homco, Inc., a Texas corporation (together with its successors, "Homco"), Homco Puerto Rico, Inc., a Delaware corporation (together with its successors, "HPR"), Spring Valley Scents, Inc., a Texas corporation ("SVS"), Home Interiors de Mexico S. de R.L. de C.V. (formerly Homco de Mexico, S.A. de C.V.), a Mexico corporation ("HDM" and, together with the Company, Woodcraft, GIA, Homco, HPR and SVS, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                                   BACKGROUND

         1. The Clients and HMCo are parties to that certain Monitoring And Oversight Agreement dated as of June 4, 1998 (the "Agreement").

         2. The Clients and HMCo desire to make certain amendments to the Agreement in accordance with certain provisions of the Credit Agreement (as hereinafter defined).

         3. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                   AMENDMENTS

         1. Amendment to Section 3. Compensation: Effective as of the date hereof, Section 3(a) of the Agreement is amended and restated to read in its entirety as follows:

                  3.  Compensation.

                  (a) As compensation for HMCo's services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay HMCo an aggregate annual fee (the "Monitoring Fee") of $1,000,000 (the "Base Fee"), subject to adjustment pursuant to paragraphs (b) and (c) below and prorated on a daily basis for any partial calendar year during the term of this Agreement. The Monitoring Fee shall accrue in equal quarterly installments on each of January 1, April 1, July 1, and October 1 during the term of this Agreement (each, an "Accrual Date"), provided, however, that for so long as (i)



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         the Credit Agreement (as hereinafter defined) prohibits the payment of the Monitoring Fee or (ii) an Event of Default (as hereinafter defined) has occurred and is continuing under the Credit Agreement or the Indenture (as hereinafter defined), the Monitoring Fee shall continue to accrue but shall not be payable until such time as (y) the Credit Agreement no longer prohibits the payment of the Monitoring Fee or (z) such Event of Default has been cured, at which time all accrued and unpaid installments of the Monitoring Fee shall be due and payable only as permitted under the Credit Agreement. All payments shall be made by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing). As used herein, (i) "Credit Agreement" means that certain Credit Agreement, dated as of the date hereof, among the Company, the lenders from time to time party thereto, The Chase Manhattan Bank, as syndication agent, National Westminster Bank, PLC, as documentation agent, Prudential Insurance Company of America, as a co-agent, Societe Generale, as a co-agent, Citicorp USA, Inc., as a co-agent, and Bank of America, N.A. (formerly known as NationsBank, N.A.), as administrative agent (as amended, waived, supplemented, or otherwise modified from time to time, together with any substitution or replacement therefor), (ii) "Indenture" means that certain Indenture, dated as of the date hereof, among the Company, Woodcraft, GIA, Homco, HPR, SVS and the United States Trust Company of New York (as amended, waived, supplemented or otherwise modified from time to time, together with any substitution or replacement therefor) and (iii) "Event of Default" shall have the meaning given such term in the Credit Agreement or the Indenture, as applicable.

         2. Governing Law. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         3. Assignment. This Amendment and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                    HICKS, MUSE & CO. PARTNERS, L.P.

                                    By:      HM PARTNERS INC.,
                                             its General Partner

                                    By:  /s/  David W. Knickel
                                       ----------------------------------------
                                    Name:  David Knickel
                                         --------------------------------------
                                    Title:  Vice President
                                          -------------------------------------



                                    HOME INTERIORS & GIFTS, INC.

                                    By:  /s/  Kenneth J. Cichocki
                                       ----------------------------------------
                                    Name:  Kenneth J. Cichocki
                                         --------------------------------------
                                    Title:  President of Finance and
                                          -------------------------------------
                                    Chief Financial Officer
                                    -------------------------------------------



                                    DALLAS WOODCRAFT, INC.

                                    By:  /s/  Kenneth J. Cichocki
                                       ----------------------------------------
                                    Name:  Kenneth J. Cichocki
                                         --------------------------------------
                                    Title:  Secretary
                                          -------------------------------------



                                    GIA, INC.

                                    By:  /s/  Kenneth J. Cichocki
                                       ----------------------------------------
                                    Name:  Kenneth J. Cichocki
                                         --------------------------------------
                                    Title:  Secretary
                                          -------------------------------------



                                    HOMCO, INC.

                                    By:  /s/  Kenneth J. Cichocki
                                       ----------------------------------------
                                    Name:  Kenneth J. Cichocki
                                         --------------------------------------
                                    Title:  Secretary
                                          -------------------------------------




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                                    HOMCO PUERTO RICO, INC.

                                    By:  /s/  Kenneth J. Cichocki
                                       ----------------------------------------
                                    Name:  Kenneth J. Cichocki
                                         --------------------------------------
                                    Title:  Secretary
                                          -------------------------------------



                                    SPRING VALLEY SCENTS, INC.

                                    By:  /s/  Kenneth J. Cichocki
                                       ----------------------------------------
                                    Name:  Kenneth J. Cichocki
                                         --------------------------------------
                                    Title:  Secretary
                                          -------------------------------------



                                    HOME INTERIORS DE MEXICO S. DE R.L. DE C.V.
                                    (f/k/a HOMCO DE MEXICO, S.A. DE C.V.)

                                    By:  /s/  Donald J. Carter, Jr.
                                       ----------------------------------------
                                    Name:  Donald J. Carter, Jr.
                                         --------------------------------------
                                    Title:  General Manager
                                          -------------------------------------




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